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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2001


                               TMP Worldwide Inc.
               (Exact name of issuer as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


            0-21571                                    13-3906555
   (Commission File Number)                  (IRS Employer Identification No.)


                                622 Third Avenue
                               New York, NY 10017
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (212) 351-7000


                                      None.
                (Former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         On June 29, 2001 TMP Worldwide Inc. (the "Company") entered into a definitive agreement to acquire HotJobs.com, Ltd. A copy of the press release relating to the acquisition is filed as an exhibit to this report and is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits

                  99.1. Press release of the Company relating to the
                        Company's entering into a definitive
                        agreement to acquire HotJobs.com, Ltd.
                        on June 29, 2001.

         (All other items on this report are inapplicable.)

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TMP WORLDWIDE  INC.
                                                (Registrant)


                                                By:  /s/ Bart Catalane
                                                    ----------------------------
                                                      Bart Catalane
                                                      Chief Financial Officer


Dated: June 29, 2001